EX-99.906CERT

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the shareholder report of American Century Quantitative Equity Funds, Inc. (the "Registrant") on Form N-CSR for the period ending June 30, 2026 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 26, 2026

		By:	/s/ Patrick Bannigan
Patrick Bannigan
President
(chief executive officer)

		By:	/s/ R. Wes Campbell
R. Wes Campbell
Treasurer and Chief Financial Officer
(chief financial officer)